Exhibit 99.1

Cargill and Continental Grain Company to Acquire Sanderson Farms for $203 per Share in Cash and Create a Leading U.S. Poultry Company

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All-cash transaction delivers significant and certain value to Sanderson Farms stockholders at a 30.3% premium to the June 18, 2021 unaffected share price, a 22.8% premium to the 30-day VWAP as of June 18, 2021, and 15.2% premium to the all-time high share price as of June 18, 2021

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Transaction brings together two complementary U.S. poultry operators, Wayne Farms and Sanderson Farms, under the joint ownership and control of two premier food and agribusiness companies with deep roots in U.S. agriculture

•	Wayne Farms CEO Clint Rivers to lead the combined business

MINNEAPOLIS and NEW YORK and LAUREL, Miss. – August 9, 2021 – Cargill, Continental Grain Company, and Sanderson Farms, Inc. (NASDAQ: SAFM) announced today they have reached a definitive agreement for a joint venture between Cargill and Continental Grain to acquire Sanderson Farms for $203 per share in cash, representing a total equity value for Sanderson Farms of $4.53 billion. The purchase price represents a 30.3% premium to Sanderson Farms’ unaffected share price of $155.74 on June 18, 2021, the last full trading day prior to media speculation about the potential sale of Sanderson Farms; a 22.8% premium to the Sanderson Farms 30-day volume weighted average price (“VWAP”) as of June 18, 2021, and a 15.2% premium to the all-time high share price as of June 18, 2021. Upon completion of the transaction, Cargill and Continental Grain will combine Sanderson Farms with Wayne Farms, a subsidiary of Continental Grain, to form a new, privately held poultry business.

The combination of Sanderson Farms and Wayne Farms will create a best-in-class U.S. poultry company with a high-quality asset base, complementary operating cultures, and an industry-leading management team and workforce. The new company will be well positioned to enhance its service to customers across retail and food service and drive organic growth in an industry fueled by affordability and key consumer trends around the health, sustainability, and versatility of chicken.

“Since my grandfather founded Sanderson Farms 75 years ago, our many significant achievements have been driven by our commitment to providing the very best chicken products in a profitable manner that benefits each of the constituents who contribute to our success. This transaction is the culmination of that commitment, as it delivers a significant value to our stockholders, reflecting the dedication of our team, and our best-in-class assets, quality products, efficient and sustainable operations, and respected brand,” said Joe Sanderson, Chairman and Chief Executive Officer of Sanderson Farms, Inc. “We are proud to be joining with Cargill and Continental Grain and we are confident that they will be strong stewards of the Sanderson Farms team, brand and assets going forward. As part of the newly created company, Sanderson Farms and its new owners will remain committed to the employees, poultry producers, customers, communities, environment, and animals under our care, and to continuing to deliver the highest quality products and the best service in our industry to our customers.”

“We are very happy to partner with Cargill with whom we have had a decades-long relationship between two family-owned companies. Sanderson Farms’ operations, best-in-class assets and valuable brand have underscored their success, and we have the highest respect for Joe Sanderson, and the business and team he has built as the third generation CEO,” said Paul Fribourg, Chairman and CEO of Continental Grain. “Wayne Farms has been one of the most important and successful parts of Continental Grain for almost 60 years, so bringing together two great partners with two great poultry companies will ensure good things for our customers, our grower partners, and our employees.”

The new company will have state-of-the-art operations and will continue to invest in its workforce and in employee safety. Operations will include poultry processing plants and prepared foods plants across Alabama, Arkansas, Georgia, Louisiana, Mississippi, North Carolina, and Texas.

“At Cargill, we are committed to nourishing the world in a safe, responsible and sustainable way,” said David MacLennan, Chairman and CEO of Cargill. “Expanding our poultry offerings to the U.S. is a key enabler of our ability to meet customer and consumer demands. With these great businesses, and our strong partnership, we believe we will deliver a superior portfolio of products and services to our customers.”

Cargill expects to support the new joint venture with its longstanding relationships with retail and foodservice customers. Wayne Farms, part of Continental Grain’s food, agriculture and commodities investment portfolio since 1965, has roots in the poultry industry that go back more than a century.

PARTNERING WITH FARMERS AND COMMUNITIES

Cargill, Continental Grain, and Sanderson Farms are committed to ensuring operational excellence, workplace safety, and the highest quality of product for the U.S. poultry industry.

Cargill and Continental Grain have long histories of investing and partnering with American farmers and are dedicated to strengthening the food and agriculture industries for the benefit of consumers and growers. Their shared culture, built on the principles of supporting farmers and communities, complements Sanderson Farms’ reputation as one of the industry’s most respected operators. Sanderson Farms’ strong brand, reputation, and best-in-class assets will remain a core part of the combined company. In addition, Wayne Farms’ deep customer relationships across the food service sector complement Sanderson Farms’ diverse grocery and retail relationships.

TRANSACTION DETAILS

The transaction is expected to close by the end of 2021 or early 2022, and will be subject to regulatory and Sanderson Farms stockholder approval, and other customary closing conditions.

The acquisition consortium has committed equity and debt financing in place to complete the transaction.

Wayne Farms CEO Clint Rivers will lead the combined company.

Upon the completion of the transaction, Sanderson Farms will become a private company, and its shares will no longer be traded on NASDAQ.

BofA Securities acted as the financial advisor to Cargill and Freshfields Bruckhaus Deringer (US) LLP acted as legal counsel. Gibson Dunn & Crutcher acted as tax counsel.

Centerview Partners LLC acted as financial advisor to Sanderson Farms and Wachtell, Lipton, Rosen & Katz and Fishman Haygood LLP acted as legal counsel.

Lazard acted as the financial advisor for Wayne Farms and Continental Grain, and Paul, Weiss, Rifkind, Wharton & Garrison LLP acted as legal counsel.

About Sanderson Farms

Sanderson Farms, Inc. is engaged in the production, processing, marketing and distribution of fresh, frozen and minimally prepared chicken. Its shares trade on the NASDAQ Global Select Market under the symbol SAFM.

About Cargill

Cargill’s 155,000 employees across 70 countries work relentlessly to achieve our purpose of nourishing the world in a safe, responsible and sustainable way. Every day, we connect farmers with markets, customers with ingredients, and people and animals with the food they need to thrive. We combine 156 years of experience with new technologies and insights to serve as a trusted partner for food, agriculture, financial and industrial customers in more than 125 countries. Side-by-side, we are building a stronger, sustainable future for agriculture.

About Continental Grain Company

Conti is a privately owned global investor, owner and operator of companies with more than 200 years of history across the food and agribusiness spectrum. It creates long-term value by applying deep industry knowledge, capital and talent to businesses ranging from established market leaders to promising innovators.

Conti builds platforms that leverage its strategic expertise in food production, processing, and distribution to source proprietary deals, working alongside trusted partners and supporting strong management teams. It brings a long-term ownership mindset, concentrating on investment and operating plans that create enduring value and a sustainable, efficient and nutritional food supply chain. Conti brings people, ideas and resources together to build the businesses that will feed the world.

About Wayne Farms

Wayne Farms LLC is a vertically integrated U.S. poultry producer. A subsidiary of Continental Grain Company, Wayne Farms owns and operates fresh and further-processed facilities throughout the Southeast, and employs more than 9,000 individuals. Producing products under the brand names of WAYNE FARMS® fresh and prepared chicken; PLATINUM HARVEST® premium fresh chicken; CHEF’S CRAFT® gourmet chicken; NAKED TRUTH® premium chicken; and LADYBIRD™ premium chicken, Wayne Farms has a well-known history of operating humane, safe, industry-leading poultry processing facilities and delivering exceptional products to some of the largest industrial, institutional, and foodservice companies across the globe.

Media / Investor Inquiries

For Cargill

Daniel Sullivan

media@cargill.com

For Wayne Farms

Frank Singleton

678-316-4237

Fes01@att.net

For Sanderson Farms

Mike Cockrell

Sanderson Farms

Treasurer, Chief Financial Officer & Chief Legal Officer

(601) 426-1454

-or-

Paul Caminiti / Delia Cannan / Nicholas Leasure

Reevemark

(212) 433-4600

-or-

MacKenzie Partners, Inc.

Dan Burch / Laurie Connell

(212) 929-5748 / (212) 378-7071

dburch@mackenziepartners.com

lconnell@mackenziepartners.com

Cautionary Statement Regarding Forward-Looking Statements

This communication includes forward-looking statements within the meaning of the “safe harbor” provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on a number of assumptions about future events and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs, projections and estimates expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those discussed under “Risk Factors” in the Annual Report on Form 10-K for the fiscal year ended October 31, 2020 and Quarterly Report on Form 10-Q for the quarter ended April 30, 2021 of Sanderson Farms, Inc. (the “Company”), and the following: (1) the timing, receipt and terms and conditions of any required governmental or regulatory approvals of the proposed transaction and the related transactions involving affiliates of Cargill and Continental Grain that could reduce the anticipated benefits of or cause the parties to abandon the proposed transaction; (2) risks related to the satisfaction of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory approvals or the approval of the Company’s stockholders), and the related transactions involving affiliates of Cargill and Continental Grain, in the anticipated timeframe or at all; (3) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock; (4) disruption from the proposed transaction making it more difficult to maintain business and operational relationships; (5) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into pursuant to the proposed transaction or of the transactions involving affiliates of Cargill and Continental Grain; (6) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed transaction; (7) disruption from the proposed transaction making it difficult to maintain business and operational relationships, including retaining and hiring key personnel and maintaining relationships with the Company’s customers, vendors and others with whom it does business; (8) significant transaction costs; (9) the risk of litigation and/or regulatory actions related to the proposed transaction or unfavorable results from currently pending litigation and proceedings or litigation and proceedings that could arise in the future; (10) other business effects, including the effects of industry, market, economic, political or regulatory conditions; (11) information technology system failures, data security breaches, data privacy compliance, network disruptions, and cybersecurity, malware or ransomware attacks; (12) changes resulting from the COVID-19 pandemic, which could exacerbate any of the risks described above, and could include: high absentee rates that have prevented and may continue to prevent the Company from running some of its facilities at full capacity, or could in the future cause facility closures; (13) an inability of contract poultry producers to manage their flocks; (14) supply chain disruptions for feed grains; (15) further changes in customer orders due to shifting consumer patterns; (16) disruptions in logistics and the distribution chain for the Company’s products; (17) liquidity challenges; and (18) a continued or worsening decline in global commercial activity, among other unfavorable conditions.

Readers are cautioned not to place undue reliance on forward-looking statements made by or on behalf of the Company. Each such statement speaks only as of the day it was made. The Company undertakes no obligation to update or to revise any forward-looking statements. The factors described above cannot be controlled by the Company. When used in this communication, the words “believes,” “estimates,” “plans,” “expects,” “should,” “could,” “outlook,” and “anticipates” and similar expressions as they relate to the Company or its management are intended to identify forward looking statements. Forward-looking statements in this press release may include, without limitation: statements about the potential benefits of the proposed acquisition, anticipated growth rates, the Company’s plans, objectives, expectations, and the anticipated timing of closing the proposed transaction.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including the Company’s proxy statement on Schedule 14A (the “Proxy Statement”). The Company plans to mail to its stockholders a definitive Proxy Statement in connection with the proposed transaction. THE COMPANY URGES YOU TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors will be able to obtain a free copy of the Proxy Statement and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov. Investors also will be able to obtain a free copy of the Proxy Statement and other documents (when available) filed by the Company with the SEC by accessing the Investor Relations section of the Company’s website at http://sandersonfarms.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of the Company in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise will be included in the Proxy Statement when it is filed with the SEC. You may also find additional information about the Company’s directors and executive officers in the Company’s proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on January 14, 2021 and in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. You can obtain free copies of these documents from the Company using the contact information above.